UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-22041

Gabelli 787 Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end: October 31

Date of reporting period: January 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

First Quarter Report

January 31, 2017

To Our Shareholders,

For the quarter ended January 31, 2017, the net asset value (“NAV”) per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund increased 6.1% compared with an increase of 7.8% for the Standard & Poor’s (“S&P”) 500 Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for the quarter was 0.1%. See below for additional performance information.

Enclosed is the schedule of investments, as of January 31, 2017.

Comparative Results

Average Annual Returns through January 31, 2017 (a)(b) (Unaudited)					Since
	Quarter	1 Year	5 Year	10 Year	Inception (2/28/01)
Class A (EMAAX)	6.14%	11.14%	5.74%	3.10%	4.53%
With sales charge (c)	0.04	4.75	4.49	2.49	4.14
Class AAA (EAAAX)	6.29	11.40	5.96	3.24	4.62
Class C (EMACX)	6.08	10.57	5.16	2.54	3.96
With contingent deferred sales charge (d)	5.08	9.57	5.16	2.54	3.96
Class Y (EMAYX)	6.28	11.64	6.22	3.56	5.00
S&P 500 Index	7.76	20.04	14.09	6.99	5.98
Lipper U.S. Treasury Money Market Fund Average	0.02	0.05	0.02	0.53	1.09
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.10	0.37	0.13	0.76	1.47

In the current prospectuses dated February 28, 2017, the Fund’s expense ratios are 1.52%, 1.72%, 2.27%, and 1.27% for the Class AAA, A, C, and Y Shares, respectively. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class A Shares’ NAV are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher due to lower expenses associated with this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends October 31.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — January 31, 2017 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 86.0%
	CONSUMER DISCRETIONARY — 17.7%
	Auto Components — 1.5%
6,800	Calsonic Kansei Corp.	$108,345
10,000	Federal-Mogul Holdings Corp.†	100,000
24,000	Haldex AB	326,508
54,000	Navistar International Corp.†	1,472,580
7,800	Tenneco Inc.†	526,110

		2,533,543

	Diversified Consumer Services — 1.0%
2,000	Funespana SA†	13,667
70,000	LifeLock Inc.†	1,677,200

		1,690,867

	Hotels, Restaurants, and Leisure — 2.0%
20,000	Belmond Ltd., Cl. A†	277,000
2,000	Brookfield Canada Office Properties	47,739
800	Churchill Downs Inc.	114,680
180,000	Dover Motorsports Inc.	405,000
2,000	Eldorado Resorts Inc.†	31,000
38,000	Ryman Hospitality Properties Inc.	2,324,840

		3,200,259

	Household Durables — 3.1%
3,000	Bang & Olufsen A/S†	43,769
42,000	Harman International Industries Inc.	4,668,720
10,000	Nobility Homes Inc.†	159,750
17,000	Skyline Corp.†	177,990
1,500	WCI Communities Inc.†	35,100

		5,085,329

	Media — 9.2%
7,119	AMC Entertainment Holdings Inc., Cl. A	240,266
180,000	Clear Channel Outdoor Holdings Inc., Cl. A†	891,000
124,500	Crown Media Holdings Inc., Cl. A†	628,725
3,600	Discovery Communications Inc., Cl. A†	102,060
10,800	Discovery Communications Inc., Cl. C†	299,268
20,000	DISH Network Corp., Cl. A†	1,183,400
4,000	Liberty Broadband Corp., Cl. A†	334,720
6,000	Liberty Broadband Corp., Cl. C†	512,040
21,000	Liberty Global plc, Cl. A†	766,080
28,000	Liberty Global plc, Cl. C†	983,640
5,700	Liberty Global plc LiLAC, Cl. A†	131,214
8,494	Liberty Global plc LiLAC, Cl. C†	189,586
5,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	144,900
5,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	143,700
6,500	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	235,560
6,500	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	233,285
8,140	Lions Gate Entertainment Corp., Cl. B†	218,071
4,996	Nexstar Media Group Inc.	326,738
4,000	Scripps Networks Interactive Inc., Cl. A	304,640
20,000	Shaw Communications Inc., Cl. B	431,800
20,000	Sky plc†	251,852

Shares		Market Value
3,000	Telegraaf Media Groep NV	$19,221
76,000	Telenet Group Holding NV†	4,070,945
50,000	The E.W. Scripps Co., Cl. A†	974,000
14,000	Time Warner Inc.	1,355,900
2,000	tronc Inc.	26,520

		14,999,131

	Specialty Retail — 0.9%
4,000	Aaron’s Inc.	123,760
2,000	Blue Nile Inc.	81,420
22,000	Cabela’s Inc.†	1,229,580

		1,434,760

	TOTAL CONSUMER DISCRETIONARY	28,943,889

	HEALTH CARE — 12.6%
	Biotechnology — 0.6%
5,500	Bio-Rad Laboratories Inc., Cl. A†	1,045,440

	Health Care Equipment and Supplies — 2.4%
27,000	Alere Inc.†	999,000
12,000	Exactech Inc.†	295,800
5,700	ICU Medical Inc.†	781,470
6,000	Smith & Nephew plc, ADR	182,280
29,000	Vascular Solutions Inc.†	1,622,550

		3,881,100

	Health Care Providers and Services — 2.3%
1,000	Chemed Corp.	166,090
4,300	Cigna Corp.	628,746
7,000	Constellation Healthcare Technologies, Inc.†	19,021
1,500	Humana Inc.	297,750
39,500	Team Health Holdings Inc.†	1,716,670
91,200	Universal American Corp.†	906,528

		3,734,805

	Life Sciences Tools and Services — 0.3%
3,000	Illumina Inc.†	480,300

	Pharmaceuticals — 7.0%
5,600	Actelion Ltd.	1,454,398
5,500	Allergan plc†	1,203,895
120,000	ARIAD Pharmaceuticals Inc.†	2,858,400
33,000	AstraZeneca plc, ADR	898,590
15,000	Bristol-Myers Squibb Co.	737,400
46,000	CoLucid Pharmaceuticals Inc.†	2,132,100
3,000	Depomed Inc.†	54,270
8,000	Grifols SA, ADR	136,000
6,000	Mylan NV†	228,300
3,000	Perrigo Co. plc	228,450
16,500	VCA Inc.†	1,494,900

		11,426,703

	TOTAL HEALTH CARE	20,568,348

See accompanying notes to schedule of investments.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — January 31, 2017 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	CONSUMER STAPLES — 10.0%
	Consumer Products — 0.5%
24,600	Arctic Cat Inc.†	$462,480
60,000	Avon Products Inc.†	352,200

		814,680

	Food and Staples Retailing — 3.4%
50,000	CST Brands Inc.	2,409,000
355,000	Rite Aid Corp.†	1,995,100
6,000	SpartanNash Co.	227,160
29,000	Village Super Market Inc., Cl. A	878,410

		5,509,670

	Food Products — 6.1%
4,500	Flowers Foods Inc.	90,495
30,000	GrainCorp Ltd., Cl. A	216,371
800	Mead Johnson Nutrition Co.	56,368
10,000	Mondelēz International Inc., Cl. A	442,800
600,000	Parmalat SpA	1,936,633
2,000,000	Premier Foods plc†	1,000,113
4,650	Snyder’s-Lance Inc.	178,467
1,500	The Hershey Co.	158,205
83,000	The WhiteWave Foods Co.†	4,569,980
32,000	Tootsie Roll Industries Inc.	1,198,400
1,375	Warrnambool Cheese & Butter Factory Co. Holding Ltd.†	9,229
450,000	Yashili International Holdings Ltd.	95,117

		9,952,178

	TOTAL CONSUMER STAPLES	16,276,528

	MATERIALS — 8.9%
	Building Products — 2.0%
52,000	Griffon Corp.	1,323,400
5,000	Headwaters Inc.†	115,850
14,000	Norbord Inc.	347,512
11,000	Vulcan Materials Co.	1,411,630

		3,198,392

	Chemicals — 4.0%
100,000	Canexus Corp.	125,264
7,000	Ferro Corp.†	98,980
1,500	Linde AG	243,617
4,000	Monsanto Co.	433,240
34,000	SGL Carbon SE†	295,277
4,500	Syngenta AG, ADR	382,680
45,000	The Valspar Corp.	4,980,150

		6,559,208

	Containers and Packaging — 2.5%
6,000	Greif Inc., Cl. A	345,480
1,000	Greif Inc., Cl. B	71,200
1,100	Multi Packaging Solutions International Ltd.†	19,602

Shares		Market Value
260,000	Myers Industries Inc.	$3,588,000

		4,024,282

	Metals and Mining — 0.4%
35,000	Alamos Gold Inc., Cl. A	262,500
2,222	Alcoa Corp.	80,992
17,752	AuRico Metals Inc.†	15,689
19,000	Pan American Silver Corp.	370,290

		729,471

	TOTAL MATERIALS	14,511,353

	TELECOMMUNICATION SERVICES — 8.8%
	Diversified Telecommunications Services — 3.5%
280,000	Asia Satellite Telecommunications Holdings Ltd.†	351,493
42,000	Cincinnati Bell Inc.†	963,900
27,000	Inteliquent Inc.	618,300
220,000	Koninklijke KPN NV	632,677
50,000	Level 3 Communications Inc.†	2,973,000
5,000	Loral Space & Communications Inc.†	203,750
500	NeuStar Inc., Cl. A†	16,600
1,000	Rogers Communications Inc., Cl. B	43,400

		5,803,120

	Wireless Telecommunications Services — 5.3%
45,000	Millicom International Cellular SA, SDR	2,225,538
58,000	Sprint Corp.†	535,340
9,000	Telephone & Data Systems Inc.	275,850
40,000	T-Mobile US Inc.†	2,490,800
70,000	United States Cellular Corp.†	3,121,300

		8,648,828

	TOTAL TELECOMMUNICATION SERVICES	14,451,948

	INDUSTRIALS — 8.2%
	Aerospace and Defense — 1.6%
10,000	Arconic Inc.	227,900
7,000	B/E Aerospace Inc.	430,290
40,000	Kaman Corp.	2,021,200

		2,679,390

	Air Freight and Logistics — 0.3%
2,000	XPO Logistics Europe SA†	432,342

	Commercial Services and Supplies — 3.7%
30,000	Brammer plc	62,271
33,222	CLARCOR Inc.	2,751,114
1,000	G & K Services Inc., Cl. A	96,060
7,000	Lavendon Group plc	23,688
9,000	Rollins Inc.	317,340
1,000	The Brink’s Co.	44,500
115,800	The Interpublic Group of Companies Inc.	2,724,774

See accompanying notes to schedule of investments.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — January 31, 2017 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
	Commercial Services and Supplies (Continued)
1,111	Vectrus Inc.†	$25,042

		6,044,789

	Electrical Equipment and Instruments — 0.3%
18,600	PKC Group OYJ	470,045

	Machinery — 2.2%
5,000	CIRCOR International Inc.	311,400
25,000	CNH Industrial NV	221,299
5,000	Hitachi Koki Co. Ltd.	38,393
70,000	Joy Global Inc.	1,968,400
1,400	SLM Solutions Group AG†	53,651
19,000	Xylem Inc.	936,890

		3,530,033

	Railroads and Transportation — 0.1%
3,000	GATX Corp.	173,460

	TOTAL INDUSTRIALS.	13,330,059

	FINANCIALS — 6.9%
	Capital Markets — 0.1%
5,000	BKF Capital Group Inc.†	36,250
3,000	Kinnevik AB, Cl. A	79,672
3,400	Nordnet AB, Cl. B	14,771

		130,693

	Commercial Banks — 2.5%
150,000	Astoria Financial Corp.	2,836,500
14,000	EverBank Financial Corp.	272,020
25,000	KeyCorp.	449,250
20,025	Sterling Bancorp	477,596

		4,035,366

	Consumer Finance — 1.5%
90,000	Navient Corp.	1,353,600
100,000	SLM Corp.†	1,188,000

		2,541,600

	Insurance — 2.8%
3,000	Allied World Assurance Co. Holdings AG	159,390
1,400	Argo Group International Holdings Ltd.	89,530
1,000	Aspen Insurance Holdings Ltd.	56,400
87,000	Delta Lloyd NV	499,920
40,000	Endurance Specialty Holdings Ltd.	3,707,600
100	Patriot National Inc.†	428
400	Topdanmark A/S†	10,522

		4,523,790

	TOTAL FINANCIALS	11,231,449

Shares		Market Value
	INFORMATION TECHNOLOGY — 5.5%
	Communications Equipment — 1.0%
83,000	Brocade Communications Systems Inc.	$1,035,010
20,000	Digi International Inc.†	261,000
6,925	exactEarth Ltd.†	10,590
4,050	Harris Corp.	415,975

		1,722,575

	Electrical Equipment and Instruments — 1.5%
47,300	Axis Communications AB	1,946,702
108,000	e2v technologies plc	369,891
6,600	Park Electrochemical Corp.	120,978
200	SLM Solutions Group AG†	7,664

		2,445,235

	Semiconductors and Semiconductor Equipment — 1.7%
14,800	AIXTRON SE†	54,544
5,000	Intersil Corp., Cl. A	112,150
100,000	InvenSense Inc.†	1,266,000
109	MACOM Technology Solutions Holdings Inc.†	5,178
10,000	MoSys Inc.†	2,917
13,000	NXP Semiconductors NV†	1,272,050

		2,712,839

	Software — 1.3%
8,000	Ausy†	474,551
1,000	Dell Technologies Inc., Cl. V†	62,990
75,000	FalconStor Software Inc.†	46,500
200	InterXion Holding NV†	7,686
40,500	Mentor Graphics Corp.	1,494,855

		2,086,582

	TOTAL INFORMATION TECHNOLOGY	8,967,231

	UTILITIES — 4.4%
	Electric Utilities — 3.6%
4,000	Avangrid Inc.	155,200
38,000	Endesa SA	781,249
2,500	Hawaiian Electric Industries Inc.	83,700
89,100	Westar Energy Inc.	4,872,879

		5,893,028

	Gas Utilities — 0.2%
10,000	Gas Natural Inc.	126,500
800	Ixia†	15,560
1,000	Southwest Gas Holdings Inc.	80,570
100	WGL Holdings Inc.	8,194

		230,824

	Independent Power Producers and Energy Traders — 0.0%
7,000	Alerion Cleanpower SpA	21,083
75,000	GenOn Energy Inc., Escrow	0

		21,083

See accompanying notes to schedule of investments.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — January 31, 2017 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
	Multi-Utilities — 0.4%
12,500	NorthWestern Corp.	$713,875

	Water — 0.2%
10,000	Severn Trent plc	285,567

	TOTAL UTILITIES	7,144,377

	ENERGY — 3.0%
	Oil, Gas, and Consumable Fuels — 3.0%
500,000	Alvopetro Energy Ltd.†	99,904
7,600	Anadarko Petroleum Corp.	528,428
100	Clayton Williams Energy Inc.†	14,545
200,000	Columbia Pipeline Partners LP	3,440,000
200	Etablissements Maurel et Prom†	915
345,000	Gulf Coast Ultra Deep Royalty Trust†	32,775
2,000	Midcoast Energy Partners LP	16,700
8,001	Royal Dutch Shell plc, Cl. B	225,099
140,000	WesternZagros Resources Ltd.†	13,449
44,000	Whiting Petroleum Corp.†	487,960

		4,859,775

	TOTAL ENERGY	4,859,775

	TOTAL COMMON STOCKS	140,284,957

	RIGHTS — 0.7%
	TELECOMMUNICATION SERVICES — 0.5%
	Wireless Telecommunications Services — 0.5%
315,000	Leap Wireless International Inc., CVR, expire 03/14/17†	793,800

	HEALTH CARE — 0.1%
	Biotechnology — 0.1%
20,000	Adolor Corp., CPR, expire 07/01/19†	10,400
13,000	Ambit Biosciences Corp., CVR†	7,800
7,000	Tobira Therapeutics Inc., CVR†	96,180

		114,380

	Health Care Equipment and Supplies — 0.0%
5,000	American Medical Alert Corp., CPR†	50
250,200	Synergetics USA Inc., CVR†	25,020

		25,070

	Pharmaceuticals — 0.0%
11,000	Chelsea Therapeutics International Ltd., CVR†	1,210
20,000	Durata Therapeutics Inc., CVR†	0
100	Omthera Pharmaceuticals Inc., CVR†	60
156,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†	0
86,000	Trius Therapeutics, CVR†	11,180

		12,450

	TOTAL HEALTH CARE.	151,900

Shares		Market Value
	UTILITIES — 0.1%
	Independent Power Producers and Energy Traders — 0.1%
90,000	Dyax Corp., CVR†	$99,900

	CONSUMER STAPLES — 0.0%
	Food and Staples Retailing — 0.0%
220,000	Safeway Casa Ley, CVR, expire 01/30/19†	83,600
220,000	Safeway PDC, CVR, expire 01/30/18†	4,400

		88,000

	TOTAL CONSUMER STAPLES	88,000

	CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
40,000	Media General Inc., CVR, expire 12/31/17†	12,000

	TOTAL RIGHTS	1,145,600

	WARRANTS — 0.0%
	ENERGY — 0.0%
	Oil, Gas, and Consumable Fuels — 0.0%
45,000	Kinder Morgan Inc., expire 05/25/17†	234

	MATERIALS — 0.0%
	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†	523

	TOTAL WARRANTS.	757

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 13.3%
$21,670,000	U.S. Treasury Bills, 0.361% to 0.551%††, 03/02/17 to 04/20/17(a)	21,657,052

	TOTAL INVESTMENTS — 100.0% (Cost $153,225,955)	$163,088,366

	Aggregate tax cost	$155,682,984

	Gross unrealized appreciation	$19,515,158
	Gross unrealized depreciation	(12,109,776)

	Net unrealized appreciation/depreciation	$7,405,382

(a)	At January 31, 2017, $1,000,000 of the principal amount was pledged as collateral for securities sold short.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CPR	Contingent Payment Right
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited)

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its schedule of investments. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of January 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 1/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Discretionary
Auto Components	$2,433,543	$100,000	—	$2,533,543
Household Durables	4,925,579	159,750	—	5,085,329
Media	14,370,406	—	$628,725	14,999,131
Other Industries (a)	6,325,886	—	—	6,325,886
Health Care
Health Care Providers and Services	3,715,784	19,021	—	3,734,805
Other Industries (a)	16,833,543	—	—	16,833,543
Financials
Capital Markets	94,443	36,250	—	130,693
Other Industries (a)	11,100,756	—	—	11,100,756
Information Technology
Electrical Equipment and Instruments	2,437,571	7,664	—	2,445,235
Other Industries (a)	6,521,996	—	—	6,521,996
All Other Industries (a)	70,574,040	—	—	70,574,040
Total Common Stocks	139,333,547	322,685	628,725	140,284,957
Rights (a)	—	184,180	961,420	1,145,600
Warrants (a)	757	—	—	757
U.S. Government Obligations	—	21,657,052	—	21,657,052
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$139,334,304	$22,163,917	$1,590,145	$163,088,366

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models,

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited) (Continued)

current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at January 31, 2017, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. There were no forward foreign exchange contracts held at January 31, 2017.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At January 31, 2017, there were no short sales outstanding.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Schedule of Investments (Unaudited) (Continued)

At October 31, 2016, the Fund had net capital loss carryforwards for federal income tax purposes of $3,064,357 which are available to reduce future required distributions of net capital gains to shareholders through 2017.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

GABELLI ENTERPRISE MERGERS AND

ACQUISITIONS FUND

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director and

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President and,

Chief Financial Officer, KeySpan

Corporation

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

Kuni Nakamura

President,

Advanced Polymer, Inc.

Regina M. Pitaro

Managing Director,

GAMCO Asset Management Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q117QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Gabelli 787 Fund, Inc.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                                  Bruce N. Alpert, Principal Executive Officer

Date    3/31/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                                  Bruce N. Alpert, Principal Executive Officer

Date    3/31/2017

By (Signature and Title)*    /s/ Agnes Mullady

                                                  Agnes Mullady, Principal Financial Officer and Treasurer

Date    3/31/2017

* Print the name and title of each signing officer under his or her signature.